1 Pilgrim’s Pride Corporation Financial Results for Second Quarter Ended June 24, 2012

Cautionary Notes and Forward-Looking Statements  Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words “anticipate,” “believe,” “estimate,” “should,” “expect,” “project,” “plan,” “imply,” “intend,” “foresee” and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; while JBS USA Holdings, Inc. (“JBS USA”) has significant acquisition experience and historically has been able to realize substantial benefits through synergies, JBS USA may not be able to fully achieve all of the anticipated synergistic from the sale of 67% of the company’s common stock to JBS USA within the time frames expected; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels, including exports to Russia, the anti- dumping proceeding in Ukraine and the anti-dumping and countervailing duty proceeding in China; and the impact of uncertainties of litigation as well as other risks described herein and under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”).  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  We have included certain information regarding our results of operations and components thereof that have been adjusted to exclude charges associated with the company’s restructuring under Chapter 11 Bankruptcy protection and other additional reorganization items. We have included this information as we believe that investors may be interested in our results excluding these items as this is a way our management analyzes our results from continuing operations.  “EBITDA” is defined as net income (loss) from continuing operations plus interest, income taxes, depreciation and amortization. “Adjusted EBITDA” is defined as the sum of EBITDA plus restructuring charges, reorganization items and loss on early extinguishment of debt less net income attributable to noncontrolling interests. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. EBITDA is presented because we believe it provides meaningful additional information concerning a company’s operating results and its ability to service long-term debt and to fund its growth, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results under U.S. Generally Accepted Accounting Principles (GAAP), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA from continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. 2

Second Quarter 2012 Financial Review 3 Main Indicators ($MM) 2Q11 2Q12 Net Revenue 1,922.7 1,974.5 Gross (Loss) Profit (46.2) 144.1 SG&A 52.5 44.8 EBITDA (US GAAP) (47.3) 125.1 Net Income (128.1) 69.4 Net Income per Share (0.60) 0.27  Top line sales increased 2.7% compared to 2011 with lower volume but improving prices  4.3% if adjusted for PFS and Pork (sold in 2011)  Gross profit improved $190.3MM on better plant costs/ yields ($115MM better than last year) and improved sales mix, despite Feed Ingredients being $23MM higher than the same period last year  Reduction of 12% in SG&A compared to last year; sustainable at current levels  EBITDA includes Non Cash FX loss of 8.2MM in Mexico  Net income of $69.4MM compared to a $128.1 loss in the same period last year

Second Quarter 2012 – Net Debt  Our Net Debt reached $1.18B at the end of the 2Q 12;  Operating cash flows contributed to a $54MM reduction  The increase in the price of Corn and Soy contributed to inventory balances  Our AR and AP went down $25MM  “Others” include the sale of the Pittsburg headquarters during the period Debt ($MM) 4Q 2011 1Q 2012 2Q 2012 Cash + restricted Cash $49.5 $52.4 $53.9 Current Portion of LTD $15.6 $15.6 $15.6 LTD $1,458.0 $1,249.5 $1,214.6 Net Debt $1,424.2 $1,212.7 $1,176.3 Cash Flow from Operations: $54 MM

Chicken Prices 5

Revenue Drivers • Breast meat has declined 17% in total share of WOG revenue since 2004. Tenders have dropped modestly during the same period. • Rendered parts, wings and leg quarters have all gained in relative value during the same period. 6

Exports • 2011 exports were up 3.3% setting a new record at just under 7 billion pounds. US production was up only .8% in 2011. • Despite lower production, exports are forecasted to set a new record at just under 7.1 billion pounds in 2012. Source: USDA-FAS 7

8 Cold Storage • Total chicken in cold storage is down 14% from July 2011 due to sharply lower production levels and strong exports during Q1 & Q2. • At 647 million pounds, total inventories represent approximately one week of total US production. Source: USDA-NASS

Feed Costs Source: CME • Corn futures have doubled since summer of 2010 as poor weather and higher global demand have lowered US corn ending stocks. • Soybean meal futures are trading at all time highs due to large crop losses in South America combined with potential losses in the US. 9

 2011 Capital expenditure original budget = $175 million  2011 Actual = $136 million  2012 Estimate <= $120 million Capital Expenditures 10  New Capacity/ Efficiency: 9.2MM  Maintenance: 9MM  New Sales/ Products: 2.6MM

Liquidity 11 Sources of Liquidity Q1 2012 Q2 2012 Q1 2012 Q2 2012 Q1 2012 Q2 2012 Cash and cash equivalents - - - - 47.6 49.2 Short-term investments in available-for-sale securities - - - - 0.2 0.2 Borrowing arrangements: Exit Credit Facility 700 700 192.6 161.5 439.2 476.2 ING Credit Facility 43.7 40.2 - - 43.7 40.2 Facility Amount Amount Outstanding Amount Available

IR Contact Investor Relations: Rosemary Geelan E-mail: rosemary.geelan@pilgrims.com Phone: +1 (970) 506-8192 Address: 1770 Promontory Circle Greeley, CO 80634 USA Website: www.pilgrims.com 12